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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    July 18, 2000
                                                --------------------------------

                                 MICROMUSE INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                   000-23783                   94-3288385
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

139 Townsend Street, San Francisco, California                       94107
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Company's telephone number, including area code         (415) 538-9090
                                               ---------------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      This current report on Form 8-K/A amends the current report on Form 8-K/A filed on October 2, 2000.

ITEM 2. Acquisition or Disposition of Assets.

            On July 18, 2000, Micromuse acquired NetOps Corporation, a Delaware corporation ("NetOps"), by the statutory merger (the "Merger") of a wholly-owned subsidiary of Micromuse, Salamander Acquisition Corp., a Delaware corporation ("Merger Sub"), with and into NetOps. The Merger was accomplished pursuant to the Agreement and Plan of Reorganization, dated as of June 21, 2000, among Micromuse, NetOps and Merger Sub (the "Merger Agreement"), and a related Certificate of Merger. As a result of the Merger, Micromuse became the owner of 100% of the issued and outstanding shares of NetOps common stock and preferred stock and each outstanding share of NetOps common stock was converted into
 .006705 shares of Micromuse's Common Stock, each outstanding share of NetOps Series A Preferred Stock was converted into .023016 shares of Micromuse's Common Stock and each outstanding share of NetOps Series B Preferred Stock was converted into .022930 shares of Micromuse's Common Stock. A total of approximately 143,000 shares of Micromuse's Stock will be issued to former NetOps stockholders in exchange for the acquisition by Merger Sub of all outstanding NetOps capital stock. The terms of the Merger Agreement were the result of arm's-length negotiations among the parties. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue code of 1986, as amended, and will be accounted for using the purchase method of accounting.

            The shares issued to NetOps stockholders were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended. In connection with the Merger, Micromuse assumed NetOps' outstanding stock options (other than options cancelled in connection with the Merger), which remain outstanding as options to purchase shares of Micromuse's Common Stock.

            The acquisition by Micromuse of shares of NetOps common stock pursuant to the Merger Agreement is deemed an indirect acquisition of the assets of NetOps represented thereby, including NetOps' plant, equipment and other physical property. NetOps utilizes such assets as a provider of realtime, device-centric diagnosis software that explains why a problem occurred in a company's network infrastructure, at the device level. NetOps' software, marketed under the "Visionary" name, allows network operations personnel to receive realtime information on the location of critical network faults and how they might affect the availability of network-based business services. Micromuse intends to continue to utilize such assets in the conduct of its business as a leading provider of fault and service level management software.

            Immediately prior to the Merger, all of the issued and outstanding shares of capital stock of NetOps were owned by the stockholders of NetOps. Micromuse is not aware of any pre-existing material relationship between such stockholders and Micromuse, or between such stockholders and Micromuse's affiliates, directors or officers, or any associate of any such affiliate, director or officer.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Business Acquired.

            The following appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

            (i) Balance sheets of NetOps as of December 31, 1999 and December 31, 1998, and the related statements of operations, changes in stockholders' deficit and cash flows for the years then ended.

            The following appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

            (ii) Unaudited balance sheet of NetOps as of June 30, 2000 and 1999, and the related unaudited statements of operations and cash flows for the six months then ended and the unaudited statement of changes in stockholders' deficit for the six months ended June 30, 2000.

            (b) Pro Forma Condensed Combined Financial Statements.

            The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

            (i) Unaudited pro forma combined condensed statement of operations for the most recent fiscal year end.

            (ii) Unaudited pro forma combined condensed statement of operations for the nine months ended June 30, 2000.

            (iii) Unaudited pro forma combined condensed balance sheet as of June 30, 2000.

            (c) Exhibits:

            The following documents are filed as exhibits to this report:

Exhibit
Number
------

   2.1* Agreement and Plan of Reorganization, dated as of June 21, 2000, by and among Micromuse, Salamander Acquisition Corp. and NetOps Corporation.

   23.1     Consent of Independent Accountants.

   99.1 Balance sheets of NetOps as of December 31, 1999 and December 31, 1998, and the related statements of operations, changes in stockholders' deficit and cash flows for the years then ended.

   99.2 Unaudited balance sheet of NetOps as of June 30, 2000, and the related unaudited statements of operations, stockholders' equity and cash flows for the period then ended.

   99.3 Unaudited condensed consolidated pro forma statement of operations for the nine months ended June 30, 2000 and for the most recent fiscal year end and the unaudited condensed consolidated pro forma balance sheet as of June 30, 2000.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1934, as amended, Micromuse has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICROMUSE INC.


Dated: October 4, 2000                  By: /s/ Stephen Allott
                                           -------------------------------------
                                           Stephen Allott
                                           Chief Financial Officer and President

                                  EXHIBIT INDEX

                             DESCRIPTION OF DOCUMENT

Exhibit
Number
------

   2.1* Agreement and Plan of Reorganization, dated as of June 21, 2000, by and among Micromuse, Salamander Acquisition Corp. and NetOps Corporation.

   23.1     Consent of Independent Accountants.

   99.1 Balance sheets of NetOps as of December 31, 1999 and December 31, 1998, and the related statements of operations, changes in stockholders' deficit and cash flows for the years then ended.

   99.2 Unaudited balance sheet of NetOps as of June 30, 2000, and the related unaudited statements of operations, stockholders' equity and cash flows for the period then ended.

   99.3 Unaudited condensed consolidated pro forma statement of operations for the six months ended June 30, 2000 and for the most recent fiscal year end and the unaudited condensed consolidated pro forma balance sheet as of June 30, 2000.

----------
* Previously filed


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